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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-76407

DAVIS VALUE PORTFOLIO
DAVIS FINANCIAL PORTFOLIO
DAVIS REAL ESTATE PORTFOLIO

(Part of Davis Variable Account Fund, Inc.)

July 1, 1999
As amended December 6, 1999

This prospectus contains important information. Please read it before investing and keep it for future reference.

These Funds are sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

An investment in these Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is a risk that you could lose a portion or all of your investment.

The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



Over 25 Years of Reliable Investing


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                                TABLE OF CONTENTS


DAVIS VALUE PORTFOLIO                                                   3
        Investment Objective and Strategies
        Principal Risks of Investing in Davis Value Portfolio
        Performance Information

DAVIS FINANCIAL PORTFOLIO                                               4
        Investment Objective and Strategies
        Principal Risks of Investing in Davis Financial Portfolio
        Performance Information

DAVIS REAL ESTATE PORTFOLIO                                             5
        Investment Objective and Strategies
        Principal Risks of Investing in Davis Real Estate Portfolio Performance Information

DAVIS MANAGEMENT                                                        7
        The Adviser and Sub-Adviser
        The Davis Investment Philosophy
        The Adviser's Performance History
        Adviser Compensation
        Chief Investment Officer and Portfolio Managers

OTHER INFORMATION                                                      10
        Purchase and Redemption of Shares
        Pricing of Shares
        Taxes
        Dividends and Distributions

OBTAINING ADDITIONAL INFORMATION                                       12


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DAVIS VALUE PORTFOLIO

INVESTMENT OBJECTIVE AND STRATEGIES

Davis Value Portfolio's investment objective is growth of capital. The Fund invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion which we believe are of high quality and whose shares are selling at attractive prices. We select stocks with the intention of holding them for the long term. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.

You can find more detailed information about our investment philosophy in the section called THE DAVIS INVESTMENT PHILOSOPHY.


PRINCIPAL RISKS OF INVESTING IN DAVIS VALUE PORTFOLIO

There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will vary with the prices of the securities in which the Fund invests. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the company.

o COMPANY RISK. The price of a common stock varies with the success and failure of its issuer. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance.


PERFORMANCE INFORMATION

Davis Value Portfolio began selling shares to the public on July 1, 1999. The past performance of the Fund will be included in the next annual update of the Fund's prospectus after it has been offered to the public for a full calendar year.

Davis Selected Advisers, LP, has been managing portfolios in a similar style since 1969, including Davis New York Venture Fund.

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DAVIS FINANCIAL PORTFOLIO

INVESTMENT OBJECTIVE AND STRATEGIES

Davis Financial Portfolio's investment objective is growth of capital. The Fund invests primarily in common stock of financial companies. During normal market conditions, at least 65% of the Fund's assets are invested in companies that are "principally engaged" in financial services.

A company is "principally engaged" in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Our portfolio managers use the Davis investment philosophy to select common stock of quality, overlooked, growth companies at value prices and hold them for the long term. Intensive research allows us to identify companies we believe to be of high quality whose shares are selling at attractive prices. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.

You can find more detailed information about our investment philosophy in the section called THE DAVIS INVESTMENT PHILOSOPHY.


PRINCIPAL RISKS OF INVESTING IN DAVIS FINANCIAL PORTFOLIO

There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will vary with the prices of the securities in which the Fund invests. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the company.

o COMPANY RISK. The price of a common stock varies with the success and failure of its issuer. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance.

o CONCENTRATED FINANCIAL SERVICES PORTFOLIO. Davis Financial Portfolio invests primarily in a single industry, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the financial services sector include:

     o REGULATORY ACTIONS. Financial services companies may suffer a setback if regulators change the rules under which they operate.


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     o     CHANGES IN INTEREST RATES. Unstable interest rates can have a disproportionate effect on the financial services industry.

     o CONCENTRATION OF LOANS. Financial services companies whose securities Davis Financial Portfolio purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry.

     o COMPETITION. The financial services industry has become increasingly competitive.


PERFORMANCE INFORMATION

Davis Financial Portfolio began selling shares to the public on July 1, 1999. The past performance of the Fund will be included in the next annual update of the Fund's prospectus after it has been offered to the public for a full calendar year.

Davis Selected Advisers, L.P., has been managing portfolios in a similar style since 1991, including Davis Financial Fund.

DAVIS REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE AND STRATEGIES

Davis Real Estate Portfolio's investment objective is total return through a combination of growth and income. During normal market conditions, at least 65% of Davis Real Estate Portfolio's assets are invested in "real estate securities," which are securities issued by companies that are "principally engaged" in the real estate industry. The Fund does not invest directly in real estate.

A company is "principally engaged" in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing, or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (known as "REITs"), brokers, developers, lenders, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies.

Most of Davis Real Estate Portfolio's real estate securities are, and likely will continue to be, interests in REITs. REITs pool investors' funds to make real estate related investments, such as buying interests in income producing property or making loans to real estate developers.

Our portfolio manager uses the Davis investment philosophy to select common stock of quality overlooked, growth companies at value prices and to hold them for the long term. We search for REITs and other companies with first class management teams who view real estate as a means of producing steady increases in income and strong returns on capital. We concentrate heavily on valuation, looking for

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companies that sell at less than the present value of their expected cash flow over the next few years.

You can find more detailed information about our investment philosophy in the section called THE DAVIS INVESTMENT PHILOSOPHY.


PRINCIPAL RISKS OF INVESTING IN DAVIS REAL ESTATE PORTFOLIO

There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will vary with the prices of the securities in which the Fund invests. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the company.

o COMPANY RISK. The price of a common stock varies with the success and failure of its issuer. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance.

o CONCENTRATED REAL ESTATE PORTFOLIO. Davis Real Estate Portfolio invests primarily in one industry, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including:

     o Declines in property values as a result of changes in the economy or the surrounding area, or because a particular region has become less appealing to tenants.

     o Increases in property taxes, operating expenses, interest rates, or competition.

     o     Overbuilding.

     o     Changes in zoning laws.

     o     Losses from casualty or condemnation.


PERFORMANCE INFORMATION

Davis Real Estate Portfolio began selling shares to the public on July 1, 1999. The past performance of the Fund will be included in the next annual update of the Fund's prospectus after it has been offered to the public for a full calendar year.

Davis Selected Advisers, L.P., has been managing portfolios in a similar style since 1994, including Davis Real Estate Fund.


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DAVIS MANAGEMENT

THE ADVISER AND SUB-ADVISER

Davis Selected Advisers, L.P. ("Adviser") serves as the investment adviser for each of the Davis Funds, including Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio. The Adviser's offices are located at 3480 East Britannia Drive, Suite 108, Tucson, Arizona. 85706. The Adviser provides investment advice for each of the Davis Funds, manages their business affairs, and provides day-to-day administrative services. The Adviser also serves as investment adviser for other mutual funds and institutional clients.

Davis Selected Advisers-NY, Inc., serves as the sub-adviser for each of the Davis Funds, including Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio. The Sub-Adviser's offices are located at 609 Fifth Avenue, New York, New York 10017. The Sub-Adviser provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Selected Advisers, L.P. The Sub-Adviser's fee is paid by Davis Selected Advisers, not the Fund.

THE DAVIS INVESTMENT PHILOSOPHY

Each of the Davis Funds is managed using the Davis investment philosophy, which stresses a back-to-basics approach: we use extensive research to buy growing companies at value prices and hold on to them for the long term. We look for companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the company's true worth.

Over the years, Davis Selected Advisers, L.P., has developed a list of ten characteristics that we believe allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, we search for those possessing:

     o     Excellent management.
     o     Managers who own stock in their own company.
     o     Strong returns on investments of its capital.
     o     A lean expense structure.
     o     A dominant or growing market share in a growing market.
     o     A proven record as an acquirer.
     o     A strong balance sheet.
     o     Products or services that are not likely to become obsolete.
     o     Successful international operations.
     o     Innovation in all aspects of operations.

We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit the managers at their place of business in order to gain insight into the relative value of different businesses.


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THE ADVISER'S PERFORMANCE HISTORY

Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio were first offered to the public on July 1, 1999, and have performance records of less than a year; however, Davis Selected Advisers has been managing accounts in similar styles for a number of years. The performance results presented in the tables below should not be considered predictions of the future performance of the portfolios. THE PORTFOLIOS' PERFORMANCE MAY BE EITHER HIGHER OR LOWER THAN THE COMPOSITES PRESENTED BELOW.

The performance histories presented below for Davis Large Cap Equity Composite, Davis Financial Composite, and Davis Real Estate Composite include all accounts ($3.5 million or larger) with investment objectives, policies and strategies substantially similar (although not necessarily identical) to those used by Davis Selected Advisers in managing the Davis Value Portfolio, Davis Financial Portfolio, or Davis Real Estate Portfolio, respectively. Private accounts may be included in the performance histories. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

The performance histories compare the Davis Large Cap Equity Composite, Davis Financial Composite, and Davis Real Estate Composite on an annualized asset-weighted performance, results net of advisory fees and estimated expenses, against the S&P 500(R) Index. Each Composite performance is computed using an internal time-weighted rate of return for each account (including every private account and every mutual fund in the composite), weighted for the relative size of each account using beginning of period values.

The composite returns are reduced by the Fund's estimated annual operating expenses (1.05% per year). The insurance company's charges on your contract will also reduce actual performance. This calculation, used to measure the performance of a composite, is different from the standardized SEC method used to measure the performance of a single mutual fund. The S&P 500(R) Index is a widely recognized unmanaged index of stock performance.


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THE PERFORMANCE INFORMATION SET FORTH BELOW FOR DAVIS SELECTED ADVISERS DOES NOT
REPRESENT THE PERFORMANCE OF DAVIS VALUE PORTFOLIO, DAVIS FINANCIAL PORTFOLIO,
OR DAVIS REAL ESTATE PORTFOLIO.

DAVIS LARGE CAP EQUITY COMPOSITE RETURNS VS. S & P 500 INDEX
(For the periods ending December 31, 1998)


----------------------------------------------------------------------------------------------------
                                    PAST 1 YEAR       PAST 5 YEARS   PAST 10 YEARS   SINCE  JANUARY
                                                                                     1, 1970
----------------------------------------------------------------------------------------------------
DAVIS LARGE CAP EQUITY COMPOSITE        14.80%            21.82%         20.28%          14.80%
----------------------------------------------------------------------------------------------------
S&P 500 INDEX                           28.58%            24.03%         19.17%          13.45%
----------------------------------------------------------------------------------------------------
As of December 31, 1998, the composite  included 19 accounts with  aggregate  assets of $18.27 billion.


DAVIS FINANCIAL COMPOSITE RETURNS VS. S & P 500 INDEX
(For the periods ending December 31, 1998)

----------------------------------------------------------------------------------------------------
                                    PAST 1 YEAR       PAST 3 YEARS   PAST 5 YEARS    SINCE JANUARY
                                                                                     1, 1992
----------------------------------------------------------------------------------------------------
DAVIS FINANCIAL COMPOSITE               14.31%            29.74%         25.83%          25.34%
----------------------------------------------------------------------------------------------------
S&P 500 INDEX                           28.59%            28.13%         24.03%          19.47%
----------------------------------------------------------------------------------------------------


As of December 31, 1998, the composite included five accounts with aggregate assets of approximately $1 billion.

DAVIS REAL ESTATE COMPOSITE RETURNS VS. S & P 500 INDEX
(For the periods ending December 31, 1998)

--------------------------------------------------------------------------------
                                 PAST 1 YEAR       PAST 3 YEARS   SINCE JANUARY
                                                                  1, 1995
--------------------------------------------------------------------------------
DAVIS REAL ESTATE COMPOSITE          (15.55)%          13.44%         14.64%
--------------------------------------------------------------------------------
S&P 500 INDEX                        28.58%            28.13%         30.43%
--------------------------------------------------------------------------------
As of December 31, 1998, the Davis Real Estate Composite included six accounts with aggregate assets of $479.6 million.

ADVISER COMPENSATION

The annual Adviser compensation for the fiscal year December 31, 1999 (based on average net assets) is as follows:

        Davis Value Portfolio       0.75%
        Davis Financial Portfolio   0.75%
        Davis Real Estate Portfolio 0.75%


CHIEF INVESTMENT OFFICER AND PORTFOLIO MANAGERS

SHELBY M.C. DAVIS serves as Chief Investment Officer of Davis Selected Advisers and as President of all the Davis Funds. He served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February 1997, and served as

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Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.

CHRISTOPHER C. DAVIS serves as Vice President of Davis Variable Account Fund. He has served as Co-Portfolio Manager of Davis Value Portfolio and Davis Financial Portfolio with Kenneth Charles Feinberg since their inception, July 1, 1999, and also manages or co-manages other equity funds advised by Davis Selected Advisers. He has served as Portfolio Manager or Co-Portfolio Manager of various equity funds managed by Davis Selected Advisers since October 1995. Mr. Davis was the assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

KENNETH CHARLES FEINBERG has served as Co-Portfolio Manager of Davis Value Portfolio and Davis Financial Portfolio since their inception, July 1, 1999, and also co-manages other equity funds advised by Davis Selected Advisers. He has served as Co-Portfolio Manager of various equity funds managed by Davis Selected Advisers since May 1997 and began as a research analyst at Davis Selected Advisers in December 1994. Mr. Feinberg served as Assistant Vice President of Investor Relations for Continental Corporation from 1988 to 1994.

ANDREW A. DAVIS has served as Portfolio Manager of Davis Real Estate Portfolio since its inception, July 1, 1999, and also manages or co-manages other Davis equity funds. He has served as Portfolio Manager or Co-Portfolio Manager of various equity funds managed by Davis Selected Advisers since January 1994. Mr. Davis was Vice President of convertible securities research at PaineWebber, Incorporated, for six years.


OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

We ordinarily effect orders to purchase and redeem shares at the Funds' next computed net asset value after we have received an order. Life insurance companies participating in the Funds serve as our designee for receiving orders of separate accounts that invest in the Funds.


PRICING OF SHARES

We use current market valuations to price the securities in each of the Funds. Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Debt securities maturing in 60 days or less are usually valued at amortized (gradually reduced) cost. Longer term debt securities may be valued by an independent pricing service. Securities with unavailable market quotations and other assets are valued at "fair value" as determined by the Board of Directors.

If any of the Funds' securities are traded in markets that close at different times, events affecting portfolio values that occur between the time their prices are determined and the time the Funds' shares are priced will generally not be reflected

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in the Funds' share price. The net asset value of the Funds' shares may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust Company, our custodian bank. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Funds' shares even if there has not been any change in the foreign currency price of the Funds' investments.


TAXES

Each of the Funds have elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Funds continue to qualify as regulated investment companies and comply with the appropriate provisions of the Code, they will pay no federal income taxes on the amounts they distribute.

Because the Funds' shareholders are insurance companies (such as the one that issues your contract), no discussion of the federal income tax consequences to shareholders is included herein. For information about the federal income tax consequences of purchasing the contracts, see the prospectus for your contract.


DIVIDENDS AND DISTRIBUTIONS

Davis Value Portfolio and Davis Financial Portfolio generally declare and pay dividends and short-term and long-term capital gains, if any, annually. Davis Real Estate Portfolio generally declares and pays dividends quarterly, and short-term and long-term capital gains, if any, annually. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions are automatically reinvested at net asset value in shares of the Funds.





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OBTAINING ADDITIONAL INFORMATION

For more information about the Funds, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Funds and their management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the next six months.

The Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.


WHERE YOU CAN GET THESE DOCUMENTS:

o FROM YOUR INSURANCE COMPANY OR YOUR ACCOUNT REPRESENTATIVE. Your Insurance Company or Account Representative can provide you with copies of these documents.

o    VIA THE INTERNET. Visit the SEC web site (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington DC. For more information on the operations of the Public Reference Room call 1-800-SEC-0330. Additional copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-6009.


Investment Company Act File No. 811-9293





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